Exhibit 99.1

Gran Tierra Energy Inc. Announces Termination of the Previously Announced Exchange Offers of Certain Existing Notes for New Notes and the Solicitations of Consents to Proposed Amendments to the Existing Indentures

CALGARY, Alberta, June 21, 2022 (GLOBE NEWSWIRE) -- Gran Tierra Energy Inc. (“Gran Tierra” or the “Company”) (NYSE American:GTE)(TSX:GTE)(LSE:GTE) today announced the termination, effective immediately, of its previously announced offers to Eligible Holders (as defined herein) to exchange (such offers, the “Exchange Offers”) (i) any and all of the outstanding 6.25% Senior Notes due 2025 issued by Gran Tierra Energy International Holdings Ltd. (“GTEIH”) on February 15, 2018 (CUSIP: 38502HAA3 / G4066TAA0; ISIN: US38502HAA32 / USG4066TAA00) (the “2025 Notes”), and (ii) any and all of the outstanding 7.750% Senior Notes due 2027 issued by the Company on May 23, 2019 (CUSIP: 38502JAA9 / U37016AA7; ISIN: US38502JAA97 / USU37016AA70) (the “2027 Notes” and, together with the 2025 Notes, the “Existing Notes”) for newly issued 8.750% Senior Secured Amortizing Notes due 2029 (the “New Notes”), pursuant to the terms and subject to the conditions set forth in the exchange offer memorandum and consent solicitation statement, dated May 24, 2022 in respect of the Exchange Offers and Solicitations of Consents (as defined below) (as amended or supplemented prior to the date hereof, the “Exchange Offer Memorandum”). The Company and GTEIH are also terminating, effectively immediately, (i) the solicitation (the “2025 Solicitation”) by GTEIH of consents (the “2025 Consents”) from Eligible Holders of 2025 Notes to effect certain proposed amendments(the “2025 Proposed Amendments”) to the indenture dated as of February 15, 2018, under which the 2025 Notes were issued(the “2025 Existing Indenture”), and (ii) the solicitation (the “2027 Solicitation” and, together with the 2025 Solicitation, the “Solicitations”) by the Company of consents (the “2027 Consents” and, together with the 2025 Consents, the “Consents”) from Eligible Holders of 2027 Notes to effect certain proposed amendments (the “2027 Proposed Amendments” and, together with the 2025 Proposed Amendments, the “Proposed Amendments”) to the indenture dated as of May 23, 2019, under which the 2027 Notes were issued (the “2027 Existing Indenture” and, together with the 2025 Existing Indenture, the “Existing Indentures”). Any capitalized terms used in this press release without definition have the respective meanings assigned to such terms in the Exchange Offer Memorandum.

As a result of the termination of the Exchange Offers, none of the Existing Notes that have been tendered in the Exchange Offers will be accepted for exchange for New Notes, and no New Notes will be issued to holders of Existing Notes who have validly tendered their Existing Notes in the Exchange Offers. In addition, as a result of the termination of the Solicitations of Consents, the Proposed Amendments to the Existing Indentures will not be adopted, and the Existing Notes will remain outstanding and subject to the terms of the Existing Indentures. All Existing Notes validly tendered and not validly withdrawn will be promptly returned or credited back to their respective holders.

The Exchange Offers were made, and the New Notes were offered, only (a) in the United States to holders of Existing Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon the exemption from the registration requirements of the Securities Act, and (b) outside the United States to holders of Existing Notes who are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) in reliance upon Regulation S under the Securities Act and who are non-U.S. qualified offerees and eligible purchasers in other jurisdictions as set forth in the Exchange Offer Memorandum. Holders who have returned a duly completed eligibility letter certifying that they were within one of the categories described in the immediately preceding sentences were authorized to receive and review the Exchange Offer Memorandum and to participate in the Exchange Offers and the Solicitations (such holders, “Eligible Holders”).

This press release does not constitute an offer to buy or the solicitation of an offer to sell the Existing Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This press release does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

The Exchange Offers were made, and the New Notes were offered in Canada on a private placement basis to holders of Existing Notes who are “accredited investors” and “permitted clients,” each as defined under applicable Canadian provincial securities laws.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities laws. All statements other than statements of historical facts included in this press release, and those statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “would,” “could,” “should,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “guidance,” “budget,” “plan,” “objective,” “potential,” “seek,” or similar expressions or variations on these expressions are forward-looking statements. The Company can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct or that, even if correct, intervening circumstances will not occur to cause actual results to be different than expected. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, the Company’s ability to comply with covenants in its Existing Indentures; and those factors set out in the Exchange Offer Memorandum under “Risk Factors,” in Part I, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. Eligible Holders should not rely upon forward-looking statements as predictions of future events. The information included herein is given as of the date of this press release and, except as otherwise required by the securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to, or to withdraw, any forward-looking statement contained in this press release to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

ABOUT GRAN TIERRA ENERGY INC.

Gran Tierra Energy Inc. together with its subsidiaries is an independent international energy company currently focused on oil and natural gas exploration and production in Colombia and Ecuador. The Company is currently developing its existing portfolio of assets in Colombia and Ecuador. The Company’s common stock trades on the NYSE American, the Toronto Stock Exchange and the London Stock Exchange under the ticker symbol GTE. Additional information concerning Gran Tierra is available at www.grantierra.com.

Gran Tierra’s filings with the SEC are available on the SEC website at http://www.sec.gov. The Company’s Canadian securities regulatory filings are available on SEDAR at http://www.sedar.com and UK regulatory filings are available on the National Storage Mechanism website at https://data.fca.org.uk/#/nsm/nationalstoragemechanism. Gran Tierra’s filings on the SEC website and SEDAR are not incorporated by reference into this press release.

Information on the Company’s website (including the Sustainability Report) does not constitute a part of this press release.

For investor and media inquiries please contact:
Gary Guidry, President & Chief Executive Officer
Ryan Ellson, Executive Vice President & Chief Financial Officer
Rodger Trimble, Vice President, Investor Relations
+1-403-265-3221
info@grantierra.com

SOURCE Gran Tierra Energy Inc.